Exhibit 10.43

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is dated December 28, 2012 by and between CORONADO BIOSCIENCES, INC., a Delaware corporation (the “Company”), and BOBBY W. SANDAGE JR. (the “Executive”). Unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Employment Agreement (as defined below) and in this Amendment.

WHEREAS, the Company and the Executive are parties to an Employment Agreement dated March 21, 2011 (the “Employment Agreement”); and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Amendment One. Section 1.1 is deleted in its entirety and replaced with the following text.

“Executive’s position shall be President, subject to the terms and conditions set forth in this Agreement.”

2. Amendment Two. The following sentence is added to end of Section 4.6.3:

“Company acknowledges that on December 28, 2012, Executive was given Good Reason in connection with his change of title to President. Company agrees to extend the period during which Executive can provide notice of his intent to terminate for Good Reason to June 28, 2013 and further agrees that in the event Executive provides such notice, all unvested stock options held by Executive shall vest in full upon termination.”

3. Amendment Three. The following sentence is added to Section 4.5:

“Notwithstanding anything herein to the contrary, in the event Executive’s employment is terminated for any reason other than those set forth in Section 4.5.2, all stock options exercisable by Executive on the date of termination shall remain exercisable for a period of two (2) years from such termination.”

4. Amendment Four. The following Section 4.5.5 is added:

“In the event Executive is terminated for any reason other than those set forth in Sections 4.5.1 or 4.5.2, the Company will reimburse Executive for the actual amounts of COBRA payments made by Executive for a period of twelve (12) months.”

5. Amendment Five. The following Section 3.12 is added:

“Provided Executive remains employed by the Company on December 31, 2013, Executive shall be paid a retention bonus of $100,000. The retention bonus will be paid in a lump sum concurrently with any other 2013 bonus compensation.”

6. Effect of Amendment. Except as expressly amended herein, the terms of the Employment Agreement are incorporated herein by reference as if fully set out and shall remain in full force and effect in accordance with their terms.

7. Severability. If any provision or portion of this Amendment shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Amendment shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

8. Counterparts; Delivery by Facsimile. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one Amendment. This Amendment and any amendments hereto, to the extent signed and delivered by means of e-mail or a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail as a defense to the formation of a contract and each such party forever waives any such defense.

9. Headings. The headings contained in this Amendment are for reference purposes only and shall not be deemed to be part of the Amendment or to affect the meaning or interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment to Employment Agreement as of the date and year first above written.

COMPANY:

CORONADO BIOSCIENCES, INC.

By:	/s/ Harlan F. Weisman, M.D.
Name:	Harlan F. Weisman, M.D.
Title:	Chairman and CEO

EXECUTIVE:

/s/ Bobby W. Sandage, Jr.
Bobby W. Sandage, Jr.